UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  April 8, 2008
                                  -------------
                Date of report (Date of earliest event reported)


                       Universal Insurance Holdings, Inc.
                  ---------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          000-20848                 65-0231984
----------------                 -----------------------     ------------------
(State or other jurisdiction     (Commission file number)    (IRS Employer
of incorporation or organization)                            Identification No.)

        1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
        ------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:      (954) 958-1200
                                                      -----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/  /  Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425).
/  /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12).
/  /  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b)).
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 3.02      Unregistered Sales of Equity Securities.
               ---------------------------------------

     On April 8, 2008, Bradley I. Meier, the Chief Executive Officer of Universal Insurance Holdings, Inc. (the "Company"), exercised options to acquire a total of 1,250,000 shares of the Company's common stock, par value $0.01 per share ("Common Stock"). These stock options were previously granted by the Company to Mr. Meier pursuant to stock option agreements entered into by the Company and Mr. Meier. Of the options exercised, 250,000 shares had an exercise price of $1.63 per share and 1,000,000 shares had an exercise price of $0.06 per share. Mr. Meier's exercise of the foregoing stock options was accomplished via a "cashless" exercise, whereby Mr. Meier surrendered his right to receive an aggregate of 518,569 shares of Common Stock in order to cover the cost required for the exercise of the options and the statutory tax liability associated with such exercise. The Company will issue an aggregate of 731,431 shares of Common Stock to Mr. Meier as a result of his "cashless" exercise of the foregoing stock options.

     The shares of Common Stock to be issued to Mr. Meier in connection with his exercise of the stock options described above will be issued by the Company in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), on the basis that the foregoing transaction did not involve any public offering. The shares of Common Stock to be issued to Mr. Meier will be "restricted securities" within the meaning of Rule 144 under the Securities Act.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





Date: April 14, 2008                  UNIVERSAL INSURANCE HOLDINGS, INC.


                                      /s/ Bradley I. Meier
                                      --------------------
                                      Bradley I. Meier
                                      President and Chief Executive Officer